Exhibit 99.2

Statistical Supplement
Third Quarter
2007

PMA Capital Corporation
Statistical Supplement
Third Quarter - 2007

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Third Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Third Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Selected Balance Sheet Items - Midwest; Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group;
Balance Sheet Impact of Commutations - Run-off Operations	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	10 - 11
Statements of Operations - Consolidating - Third Quarter	12 - 13
Statements of Operations - PMA Insurance Group	14
Insurance Ratios - PMA Insurance Group	15
Statements of Operations - Run-off Operations	16
Statements of Operations - Corporate & Other	17

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	18
Operating Cash Flows - PMA Insurance Group	19
Operating Cash Flows - Run-off Operations	20

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	21

Other Information:
Industry Ratings and Market Information	22

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2006	2006	2007	2007	2007	Quarter

Gross Premiums Written by Segment:
PMA Insurance Group	$133,903	$89,484	$164,720	$115,418	$149,591	11.7%
Run-off Operations	526	102	1,507	1,994	1,603	NM
Corporate & Other	(158)	(157)	(156)	(160)	(155)	1.9%
Gross premiums written	$134,271	$89,429	$166,071	$117,252	$151,039	12.5%

Net Premiums Written by Segment:
PMA Insurance Group	$107,795	$66,873	$125,893	$81,816	$116,271	7.9%
Run-off Operations	701	309	1,495	1,994	1,216	73.5%
Corporate & Other	(158)	(157)	(156)	(160)	(155)	1.9%
Net premiums written	$108,338	$67,025	$127,232	$83,650	$117,332	8.3%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$8,351	$5,721	$11,723	$8,400	$12,363	48.0%
Run-off Operations	174	485	(738)	(707)	(22,016)	NM
Corporate & Other	(5,016)	(5,282)	(5,309)	(5,129)	(4,850)	3.3%
Pre-tax operating income (loss)	3,509	924	5,676	2,564	(14,503)	NM
Net realized investment gains (losses)	(799)	(26)	(430)	(1,754)	937	NM
Pre-tax income (loss)	2,710	898	5,246	810	(13,566)	NM
Income tax expense (benefit)	1,209	67	1,900	319	(4,763)	NM
Net income (loss)	$1,501	$831	$3,346	$491	$(8,803)	NM
After-tax operating income (loss)	$2,020	$848	$3,626	$1,631	$(9,412)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.05	$0.03	$0.10	$0.01	$(0.28)	NM
Less the impact of:
Realized gains (losses) after tax	(0.01)	-	(0.01)	(0.04)	0.01	NM
After-tax operating income (loss)	$0.06	$0.03	$0.11	$0.05	$(0.29)	NM

Capitalization:
Debt	$131,561	$131,211	$130,822	$144,629	$135,072	2.7%
Shareholders' equity excluding FAS 115 unrealized loss	418,372	425,132	424,894	420,150	409,263	-2.2%
Total capitalization excluding FAS 115 unrealized loss	549,933	556,343	555,716	564,779	544,335	-1.0%
FAS 115 unrealized loss	(6,169)	(6,039)	(1,084)	(9,179)	(2,138)	65.3%
Total capitalization including FAS 115 unrealized loss	$543,764	$550,304	$554,632	$555,600	$542,197	-0.3%

Book Value Per Share:
Excluding FAS 115 unrealized loss	$12.82	$13.02	$13.02	$13.06	$12.82	0.0%
Including FAS 115 unrealized loss	$12.63	$12.83	$12.99	$12.78	$12.75	1.0%

Debt to Total Capital:
Excluding FAS 115 unrealized loss	23.9%	23.6%	23.5%	25.6%	24.8%	3.8%
Including FAS 115 unrealized loss	24.2%	23.8%	23.6%	26.0%	24.9%	2.9%

Interest Coverage:
Income before interest and income taxes
to interest expense	1.89	1.32	2.86	1.28	NM	NM

Operating income before interest and income taxes
to interest expense	2.15	1.33	3.02	1.90	NM	NM

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Nine	Nine	% Change
	Months	Months	Nine
	2007	2006	Months

Gross Premiums Written by Segment:
PMA Insurance Group	$429,729	$366,968	17.1%
Run-off Operations	5,104	1,884	NM
Corporate & Other	(471)	(539)	12.6%
Gross premiums written	$434,362	$368,313	17.9%

Net Premiums Written by Segment:
PMA Insurance Group	$323,980	$306,824	5.6%
Run-off Operations	4,705	1,834	NM
Corporate & Other	(471)	(539)	12.6%
Net premiums written	$328,214	$308,119	6.5%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$32,486	$23,163	40.2%
Run-off Operations	(23,461)	763	NM
Corporate & Other	(15,288)	(17,283)	11.5%
Pre-tax operating income (loss)	(6,263)	6,643	NM
Net realized investment losses	(1,247)	(959)	-30.0%
Pre-tax income (loss)	(7,510)	5,684	NM
Income tax expense (benefit)	(2,544)	2,464	NM
Net income (loss)	$(4,966)	$3,220	NM
After-tax operating income (loss)	$(4,155)	$3,843	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.15)	$0.10	NM
Less the impact of:
Realized losses after tax	(0.02)	(0.02)	0.0%
After-tax operating income (loss)	$(0.13)	$0.12	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007	2007	2006

Diluted Earnings (Loss) Per Share:

Net income (loss)	$0.05	$0.03	$0.10	$0.01	$(0.28)	$(0.15)	$0.10

Pre-tax operating income (loss)	$0.11	$0.03	$0.17	$0.08	$(0.45)	$(0.19)	$0.20

After-tax operating income (loss)	$0.06	$0.03	$0.11	$0.05	$(0.29)	$(0.13)	$0.12

Diluted weighted average common
shares outstanding	32,922,643	32,916,423	32,900,397	32,838,046	32,001,649	32,304,383	32,669,303

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,646,689	32,659,194	32,630,669	32,163,072	31,920,486	31,920,486	32,646,689

Class A Common Stock prices:
High	$10.75	$10.15	$9.77	$11.40	$11.17	$11.40	$10.75
Low	$8.60	$8.60	$8.40	$9.12	$8.63	$8.40	$8.60
Close	$8.82	$9.22	$9.39	$10.69	$9.50	$9.50	$8.82

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2006	2006	2007	2007	2007	Quarter

Gross Premiums Written	$134,271	$89,429	$166,071	$117,252	$151,039	12.5%

Net Premiums Written	$108,338	$67,025	$127,232	$83,650	$117,332	8.3%

Revenues:
Net premiums earned	$95,284	$88,316	$95,032	$97,531	$94,878	-0.4%
Net investment income	10,747	10,333	10,525	11,125	10,670	-0.7%
Net realized investment gains (losses)	(799)	(26)	(430)	(1,754)	937	NM
Other revenues	6,624	7,107	7,787	7,614	7,649	15.5%
Total revenues	111,856	105,730	112,914	114,516	114,134	2.0%

Expenses:
Losses and loss adjustment expenses	66,754	60,695	67,026	68,150	85,610	28.2%
Acquisition expenses	19,811	17,825	19,138	19,013	18,221	-8.0%
Operating expenses	18,953	22,966	17,066	21,653	18,589	-1.9%
Dividends to policyholders	589	510	1,622	2,047	2,205	NM
Interest expense	3,039	2,836	2,816	2,843	3,075	1.2%
Total losses and expenses	109,146	104,832	107,668	113,706	127,700	17.0%

Pre-tax income (loss)	2,710	898	5,246	810	(13,566)	NM

Income tax expense (benefit):
Current	-	-	-	200	537	NM
Deferred	1,209	67	1,900	119	(5,300)	NM

Total income tax expense (benefit)	1,209	67	1,900	319	(4,763)	NM

Net income (loss)	$1,501	$831	$3,346	$491	$(8,803)	NM

Pre-tax operating income (loss)	$3,509	$924	$5,676	$2,564	$(14,503)	NM

After-tax operating income (loss)	$2,020	$848	$3,626	$1,631	$(9,412)	NM

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Nine	Nine	% Change
	Months	Months	Nine
	2007	2006	Months

Gross Premiums Written	$434,362	$368,313	17.9%

Net Premiums Written	$328,214	$308,119	6.5%

Revenues:
Net premiums earned	$287,441	$281,865	2.0%
Net investment income	32,320	33,205	-2.7%
Net realized investment losses	(1,247)	(959)	-30.0%
Other revenues	23,050	21,014	9.7%
Total revenues	341,564	335,125	1.9%

Expenses:
Losses and loss adjustment expenses	220,786	198,526	11.2%
Acquisition expenses	56,372	56,688	-0.6%
Operating expenses	57,308	60,520	-5.3%
Dividends to policyholders	5,874	3,022	94.4%
Interest expense	8,734	10,685	-18.3%
Total losses and expenses	349,074	329,441	6.0%

Pre-tax income (loss)	(7,510)	5,684	NM

Income tax expense (benefit):
Current	737	-	NM
Deferred	(3,281)	2,464	NM

Total income tax expense (benefit)	(2,544)	2,464	NM

Net income (loss)	$(4,966)	$3,220	NM

Pre-tax operating income (loss)	$(6,263)	$6,643	NM

After-tax operating income (loss)	$(4,155)	$3,843	NM

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2007	2007	2007

Assets:
Investments in fixed maturities available for sale	$904,074	$871,951	$735,048	$733,083	$725,637
Investments in fixed maturities trading	-	-	122,669	84,714	50,412
Short-term investments	59,227	86,448	93,385	100,788	104,692
Total investments	963,301	958,399	951,102	918,585	880,741

Cash	30,387	14,105	9,924	8,494	8,687
Accrued investment income	10,993	9,351	5,407	5,469	5,799
Premiums receivable	218,126	207,771	257,445	253,215	259,920
Reinsurance receivables	1,069,153	1,039,979	1,042,478	1,051,269	1,107,292
Prepaid reinsurance premiums	20,618	26,730	41,410	42,435	42,334
Deferred income taxes, net	102,986	100,019	97,565	101,696	103,284
Deferred acquisition costs	40,384	36,239	41,726	37,889	42,626
Funds held by reinsureds	133,222	130,214	132,926	102,519	104,715
Other assets	164,286	143,600	148,022	157,416	159,032
Total assets	$2,753,456	$2,666,407	$2,728,005	$2,678,987	$2,714,430

Liabilities:
Unpaid losses and loss adjustment expenses	$1,690,483	$1,634,865	$1,620,952	$1,563,324	$1,586,471
Unearned premiums	217,506	202,973	249,689	235,356	257,598
Debt	131,561	131,211	130,822	144,629	135,072
Accounts payable, accrued expenses
and other liabilities	208,854	191,540	195,228	214,240	225,783
Reinsurance funds held and balances payable	88,105	82,275	103,021	106,288	97,651
Dividends to policyholders	4,744	4,450	4,483	4,179	4,730
Total liabilities	2,341,253	2,247,314	2,304,195	2,268,016	2,307,305

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	111,116	109,922	110,527	110,318	110,687
Retained earnings	181,719	184,216	183,611	183,019	174,190
Accumulated other comprehensive loss	(26,010)	(20,624)	(15,675)	(23,569)	(16,673)
Treasury stock, at cost	(25,712)	(25,511)	(25,743)	(29,887)	(32,169)
Total shareholders' equity	412,203	419,093	423,810	410,971	407,125
Total liabilities and shareholders' equity	$2,753,456	$2,666,407	$2,728,005	$2,678,987	$2,714,430

PMA Capital Corporation
Selected Balance Sheet Items - Midwest
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2007	2007	2007

Assets
Premiums receivable	$249	$15,255	$25,810	$28,418	$31,136
Reinsurance receivables	88	1,812	6,200	13,035	21,799
Prepaid reinsurance premiums	1,955	12,105	23,724	27,307	26,188
Deferred acquisition costs	-	-	-	140	231
Other assets	-	60	561	3,108	3,375

Liabilities
Unpaid losses and loss adjustment expenses	$88	$1,812	$6,200	$13,064	$21,855
Unearned premiums	1,955	12,105	23,724	27,897	27,338
Reinsurance funds held and balances payable	-	13,513	22,209	23,224	24,652
Other liabilities	237	1,639	3,730	6,890	7,435

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2007	2007	2007

Balance Sheet
Balance, beginning of period	$37,336	$40,384	$36,239	$41,726	$37,889

Policy acquisition costs deferred	22,146	13,341	24,266	14,922	22,919
Amortization of policy acquisition costs	(19,098)	(17,486)	(18,779)	(18,759)	(18,182)
Net change	3,048	(4,145)	5,487	(3,837)	4,737

Balance, end of period	40,384	36,239	41,726	37,889	42,626

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollar Amounts in Thousands)

	3rd Quarter 2007		Nine Months 2007
Assets	Assumed		Assumed
Funds held by reinsureds	$-		$(32,813)

Liabilities
Unpaid losses and loss adjustment expenses	$(260)		$(28,503)
Other liabilities	(109)		(7,695)

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007	2007	2006

Total Investments & Cash
As reported	$993,688	$972,504	$961,026	$927,079	$889,428	$889,428	$993,688
Less:
Unrealized loss	(9,490)	(9,291)	(1,668)	(14,121)	(3,289)	(3,289)	(9,490)
Unrealized loss and accrued income - trading	-	-	(5,858)	(5,282)	(1,007)	(1,007)	-
Total adjusted investments & cash	$1,003,178	$981,795	$968,552	$946,482	$893,724	$893,724	$1,003,178

Net Investment Income
As reported	$10,747	$10,333	$10,525	$11,125	$10,670	$32,320	$33,205
Funds held:
Assumed	185	160	246	212	251	709	1,057
Ceded	(1,482)	(1,374)	(1,560)	(931)	(912)	(3,403)	(4,644)
Total funds held	(1,297)	(1,214)	(1,314)	(719)	(661)	(2,694)	(3,587)

Total adjusted investment income	$12,044	$11,547	$11,839	$11,844	$11,331	$35,014	$36,792

Yield
As reported	4.28%	4.20%	4.35%	4.71%	4.70%	4.60%	4.19%
Investment portfolio	4.72%	4.65%	4.86%	4.95%	4.93%	4.93%	4.59%

Duration (in years)	3.4	3.3	3.3	3.7	3.7	3.7	3.4

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

		Amount
		Outstanding	Maturity
6.50% convertible debt		$4,584	2022[1]
Derivative component of 6.50% convertible debt		762
4.25% convertible debt		455	2022[2]
8.50% senior notes		54,900	2018
Junior subordinated debt [3]		64,435	2033 - 2037
Surplus notes [4]		10,000	2035
Unamortized debt discount		(64)
Total long-term debt		$135,072

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.45% as of September 30, 2007.
[4]	Interest rate on surplus notes is 9.86% as of September 30, 2007.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$429,729	$(471)	$5,104	$434,362

Net Premiums Written	$323,980	$(471)	$4,705	$328,214

Revenues:
Net premiums earned	$285,097	$(471)	$2,815	$287,441
Net investment income	28,984	(175)	3,511	32,320
Other revenues	22,878	172	-	23,050
Operating revenues	336,959	(474)	6,326	342,811

Losses and Expenses:
Losses and loss adjustment expenses	197,047	-	23,739	220,786
Acquisition expenses	55,720	-	652	56,372
Operating expenses	45,078	6,834	5,396	57,308
Dividends to policyholders	5,874	-	-	5,874
Total losses and expenses	303,719	6,834	29,787	340,340

Operating income (loss) before income taxes
and interest expense	33,240	(7,308)	(23,461)	2,471

Interest expense	754	7,980	-	8,734

Pre-tax operating income (loss)	$32,486	$(15,288)	$(23,461)	(6,263)

Net realized investment losses				(1,247)

Pre-tax loss				$(7,510)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$366,968	$(539)	$1,884	$368,313

Net Premiums Written	$306,824	$(539)	$1,834	$308,119

Revenues:
Net premiums earned	$280,720	$(539)	$1,684	$281,865
Net investment income	26,310	(409)	7,304	33,205
Other revenues	20,812	202	-	21,014
Operating revenues	327,842	(746)	8,988	336,084

Losses and Expenses:
Losses and loss adjustment expenses	200,456	-	(1,930)	198,526
Acquisition expenses	56,240	-	448	56,688
Operating expenses	44,238	6,575	9,707	60,520
Dividends to policyholders	3,022	-	-	3,022
Total losses and expenses	303,956	6,575	8,225	318,756

Operating income (loss) before income taxes
and interest expense	23,886	(7,321)	763	17,328

Interest expense	723	9,962	-	10,685

Pre-tax operating income (loss)	$23,163	$(17,283)	$763	6,643

Net realized investment losses				(959)

Pre-tax income				$5,684

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$149,591	$(155)	$1,603	$151,039

Net Premiums Written	$116,271	$(155)	$1,216	$117,332

Revenues:
Net premiums earned	$93,928	$(155)	$1,105	$94,878
Net investment income	9,569	47	1,054	10,670
Other revenues	7,616	33	-	7,649
Operating revenues	111,113	(75)	2,159	113,197

Losses and Expenses:
Losses and loss adjustment expenses	63,163	-	22,447	85,610
Acquisition expenses	18,182	-	39	18,221
Operating expenses	14,946	1,954	1,689	18,589
Dividends to policyholders	2,205	-	-	2,205
Total losses and expenses	98,496	1,954	24,175	124,625

Operating income (loss) before income taxes
and interest expense	12,617	(2,029)	(22,016)	(11,428)

Interest expense	254	2,821	-	3,075

Pre-tax operating income (loss)	$12,363	$(4,850)	$(22,016)	(14,503)

Net realized investment gains				937

Pre-tax loss				$(13,566)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$133,903	$(158)	$526	$134,271

Net Premiums Written	$107,795	$(158)	$701	$108,338

Revenues:
Net premiums earned	$94,696	$(158)	$746	$95,284
Net investment income	8,998	54	1,695	10,747
Other revenues	6,573	51	-	6,624
Operating revenues	110,267	(53)	2,441	112,655

Losses and Expenses:
Losses and loss adjustment expenses	68,255	-	(1,501)	66,754
Acquisition expenses	19,098	-	713	19,811
Operating expenses	13,720	2,178	3,055	18,953
Dividends to policyholders	589	-	-	589
Total losses and expenses	101,662	2,178	2,267	106,107

Operating income (loss) before income taxes
and interest expense	8,605	(2,231)	174	6,548

Interest expense	254	2,785	-	3,039

Pre-tax operating income (loss)	$8,351	$(5,016)	$174	3,509

Net realized investment losses				(799)

Pre-tax income				$2,710

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd Quarter 2006	4th Quarter 2006	1st Quarter 2007	2nd Quarter 2007	3rd Quarter 2007	Nine Months 2007	Nine Months 2006	% Change 3rd Quarter	% Change Nine Months

Gross Premiums Written	$133,903	$89,484	$164,720	$115,418	$149,591	$429,729	$366,968	11.7%	17.1%

Net Premiums Written	$107,795	$66,873	$125,893	$81,816	$116,271	$323,980	$306,824	7.9%	5.6%

Revenues:
Net premiums earned	$94,696	$87,379	$93,995	$97,174	$93,928	$285,097	$280,720	-0.8%	1.6%
Net investment income	8,998	9,190	9,704	9,711	9,569	28,984	26,310	6.3%	10.2%
Other revenues	6,573	7,065	7,680	7,582	7,616	22,878	20,812	15.9%	9.9%
Total revenues	110,267	103,634	111,379	114,467	111,113	336,959	327,842	0.8%	2.8%

Losses and Expenses:
Losses and loss adjustment expenses	68,255	61,841	65,919	67,965	63,163	197,047	200,456	-7.5%	-1.7%
Acquisition expenses	19,098	17,486	18,779	18,759	18,182	55,720	56,240	-4.8%	-0.9%
Operating expenses	13,720	17,821	13,087	17,045	14,946	45,078	44,238	8.9%	1.9%
Dividends to policyholders	589	510	1,622	2,047	2,205	5,874	3,022	NM	94.4%
Total losses and expenses	101,662	97,658	99,407	105,816	98,496	303,719	303,956	-3.1%	-0.1%

Operating income before income taxes
and interest expense	8,605	5,976	11,972	8,651	12,617	33,240	23,886	46.6%	39.2%

Interest expense	254	255	249	251	254	754	723	0.0%	4.3%

Pre-tax operating income	$8,351	$5,721	$11,723	$8,400	$12,363	$32,486	$23,163	48.0%	40.2%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	3rd		4th		1st	2nd	3rd	Nine	Nine		Point Chg.	Point Chg.
	Quarter		Quarter		Quarter	Quarter	Quarter	Months	Months		3rd Quarter	Nine Months
	2006		2006		2007	2007	2007	2007	2006		Better (Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	72.1%		70.8%		70.1%	69.9%	67.2%	69.1%	71.4%		4.9	2.3

Expense ratio:
Acquisition expenses	20.2%		20.0%		20.0%	19.3%	19.4%	19.5%	20.0%		0.8	0.5
Operating expenses [1]	8.1%	[2]	12.9%	[2]	6.4%	10.3%	8.4%	8.3%	8.9%	[2]	(0.3)	0.6
Total expense ratio	28.3%		32.9%		26.4%	29.6%	27.8%	27.8%	28.9%		0.5	1.1

Policyholders' dividend ratio	0.6%		0.6%		1.7%	2.1%	2.3%	2.1%	1.1%		(1.7)	(1.0)
Combined ratio	101.0%	[2]	104.3%	[2]	98.2%	101.6%	97.3%	99.0%	101.4%	[2]	3.7	2.4

Net investment income ratio	-9.5%		-10.5%		-10.3%	-10.0%	-10.2%	-10.2%	-9.4%		0.7	0.8
Operating ratio	91.5%		93.8%		87.9%	91.6%	87.1%	88.8%	92.0%		4.4	3.2

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned.  Insurance-related operating expenses were $7.7 million, $11.3 million, $6.0 million, $9.9 million and $7.8 million for the third and fourth quarters of 2006 and the first, second and third quarters of 2007, respectively.

[2] Certain reclassifications between insurance-related and non-insurance related expenses of prior period amounts have been made to conform to the current year presentation.  These reclassifications had no impact on the previously reported full year 2006 ratios.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2006	2006	2007	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$526	$102	$1,507	$1,994	$1,603	$5,104	$1,884	NM	NM

Net Premiums Written	$701	$309	$1,495	$1,994	$1,216	$4,705	$1,834	73.5%	NM

Revenues:
Net premiums earned	$746	$1,094	$1,193	$517	$1,105	$2,815	$1,684	48.1%	67.2%
Net investment income	1,695	1,392	1,000	1,457	1,054	3,511	7,304	-37.8%	-51.9%
Total revenues	2,441	2,486	2,193	1,974	2,159	6,326	8,988	-11.6%	-29.6%

Losses and Expenses:
Losses and loss adjustment expenses	(1,501)	(1,146)	1,107	185	22,447	23,739	(1,930)	NM	NM
Acquisition expenses	713	339	359	254	39	652	448	-94.5%	45.5%
Operating expenses	3,055	2,808	1,465	2,242	1,689	5,396	9,707	-44.7%	-44.4%
Total losses and expenses	2,267	2,001	2,931	2,681	24,175	29,787	8,225	NM	NM

Pre-tax operating income (loss)	$174	$485	$(738)	$(707)	$(22,016)	$(23,461)	$763	NM	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2006	2006	2007	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$(158)	$(157)	$(156)	$(160)	$(155)	$(471)	$(539)	1.9%	12.6%

Net Premiums Written	$(158)	$(157)	$(156)	$(160)	$(155)	$(471)	$(539)	1.9%	12.6%

Revenues:
Net premiums earned	$(158)	$(157)	$(156)	$(160)	$(155)	$(471)	$(539)	1.9%	12.6%
Net investment income	54	(249)	(179)	(43)	47	(175)	(409)	-13.0%	57.2%
Other revenues	51	42	107	32	33	172	202	-35.3%	-14.9%
Total revenues	(53)	(364)	(228)	(171)	(75)	(474)	(746)	-41.5%	36.5%

Losses and Expenses:
Operating expenses	2,178	2,337	2,514	2,366	1,954	6,834	6,575	-10.3%	3.9%
Total losses and expenses	2,178	2,337	2,514	2,366	1,954	6,834	6,575	-10.3%	3.9%

Operating loss before income taxes
and interest expense	(2,231)	(2,701)	(2,742)	(2,537)	(2,029)	(7,308)	(7,321)	9.1%	0.2%

Interest expense	2,785	2,581	2,567	2,592	2,821	7,980	9,962	1.3%	-19.9%

Pre-tax operating loss	$(5,016)	$(5,282)	$(5,309)	$(5,129)	$(4,850)	$(15,288)	$(17,283)	3.3%	11.5%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007	2007	2006

Receipts:
Premiums and other revenues collected	$108,027	$93,253	$102,505	$96,874	$107,896	$307,275	$309,670
Investment income received	11,795	13,730	13,251	12,472	11,101	36,824	42,053
Total receipts	119,822	106,983	115,756	109,346	118,997	344,099	351,723

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,034	22,696	4,605	15,005	20,704	40,314	37,867
Losses and LAE paid - prior years	65,455	90,825	85,995	90,855	77,324	254,174	250,056
Total losses and LAE paid	82,489	113,521	90,600	105,860	98,028	294,488	287,923
Insurance operating expenses paid	26,899	30,327	38,826	31,657	35,273	105,756	112,720
Policyholders' dividends paid	451	812	499	1,878	690	3,067	1,094
Interest on corporate debt	3,470	2,461	3,082	2,446	2,888	8,416	11,226
Total disbursements	113,309	147,121	133,007	141,841	136,879	411,727	412,963

Net other	(9,204)	19,380	1,024	(2,788)	(5,256)	(7,020)	(14,166)

Net operating cash flows	$(2,691)	$(20,758)	$(16,227)	$(35,283)	$(23,138)	$(74,648)	$(75,406)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007	2007	2006

Receipts:
Premiums and other revenues collected	$107,102	$92,720	$99,923	$94,993	$107,297	$302,213	$301,162
Investment income received	8,831	10,564	10,504	10,605	9,981	31,090	29,908
Total receipts	115,933	103,284	110,427	105,598	117,278	333,303	331,070

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,034	22,696	4,605	15,005	20,704	40,314	37,867
Losses and LAE paid - prior years	45,463	44,787	62,815	51,295	61,340	175,450	168,113
Total losses and LAE paid	62,497	67,483	67,420	66,300	82,044	215,764	205,980
Insurance operating expenses paid	24,446	26,521	35,766	30,727	32,168	98,661	101,685
Policyholders' dividends paid	451	812	499	1,878	690	3,067	1,094
Interest on corporate debt	246	255	252	244	252	748	697
Total disbursements	87,640	95,071	103,937	99,149	115,154	318,240	309,456

Net other	(1,939)	4,615	(4,189)	(8,297)	(6,707)	(19,193)	(6,360)

Net operating cash flows	$26,354	$12,828	$2,301	$(1,848)	$(4,583)	$(4,130)	$15,254

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007	2007	2006

Receipts:
Premiums collected	$925	$533	$2,582	$1,881	$599	$5,062	$8,508
Investment income received	2,964	3,166	2,747	1,867	1,120	5,734	12,145
Total receipts	3,889	3,699	5,329	3,748	1,719	10,796	20,653

Disbursements:
Losses and LAE paid:
Losses and LAE paid - prior years	19,992	46,038	23,180	39,560	15,984	78,724	81,943
Total losses and LAE paid	19,992	46,038	23,180	39,560	15,984	78,724	81,943
Insurance operating expenses paid	2,453	3,806	3,060	930	3,105	7,095	11,035
Total disbursements	22,445	49,844	26,240	40,490	19,089	85,819	92,978

Net other	(5,500)	8,071	(1,382)	1,210	(804)	(976)	(2,642)

Net operating cash flows	$(24,056)	$(38,074)	$(22,293)	$(35,532)	$(18,174)	$(75,999)	$(74,967)

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2007	2007	2007[1]

PMA Pool [2]	$325,242	$321,245	$327,379	$333,118	$339,800 [4]
PMA Capital Insurance Company [3]	123,428	121,566	117,098	75,585 [5]	58,040 [4,5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2007	2007	2007[1]	2007[1]	2006

Net Premiums Written:
Workers' Compensation	$95,437	$58,731	$113,732	$75,976	$98,459	$288,167	$272,135
Other Commercial Lines	6,067	4,637	10,258	7,359	9,900	27,517	23,802
Total - PMA Pool	$101,504	$63,368	$123,990	$83,335	$108,359	$315,684	$295,937

Statutory Ratios:
Loss and LAE ratio	72.1%	71.3%	71.2%	70.3%	68.0%	69.8%	72.0%
Underwriting expense ratio	26.3%	37.5%	21.1%	30.2%	25.9%	25.2%	27.2%
Policyholders' dividend ratio	0.5%	0.6%	0.6%	1.7%	1.4%	1.2%	0.5%
Combined ratio	98.9%	109.4%	92.9%	102.2%	95.3%	96.2%	99.7%
Operating ratio	90.5%	99.8%	83.3%	92.4%	85.7%	86.5%	91.3%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus (deficit) of $157.5 million and ($24.5) million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	In April 2007, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $37.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:		Inquiries:
American Stock Transfer & Trust Company		William E. Hitselberger
Shareholder Relations		Chief Financial Officer
59 Maiden Lane – Plaza Level		610.397.5083
New York, NY 10038		e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:		610.397.5298
800.937.5449		investorrelations@pmacapital.com

Email Inquiries:		Company Website:
info@amstock.com		www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 10/31/2007):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2] In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
Capital Insurance Company. The reinsurance business is in run-off.